UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
The Law Offices of
John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item #1. Reports to Stockholders.

INDEX	European Equity Fund

EUROPEAN EQUITY FUND

Annual Report to Shareholders

For the Year Ended December 31, 2014

European Equity Fund
Annual Report Letter to Shareholder

Performance Review

For the 12 months ended December 31, 2014, the Fund performed generally in-line with its benchmark. The Fund returned -5.52% (net), while the MSCI Europe Index returned -6.18%.

The Fund’s stock selection in the United Kingdom contributed to relative performance. An underweight to Germany combined with stock selection in the country also added to relative returns. An overweight to the United States and stock selection in Spain detracted from relative performance.  The Fund’s stock selection in Consumer Staples and an overweight to the sector contributed to relative performance. Additionally, stock selection in the Consumer Discretionary sector added to relative returns. Stock selection in the Industrials sector and a lack of exposure to the Utilities sector detracted from relative performance.

The following discussion highlights specific stocks—those that provided the largest contribution to absolute performance and those that were the largest detractors for the year. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.

Stocks that Helped Absolute Performance

•
After very strong performance in the first nine months of 2014, Novo Nordisk’s stock had a pullback in the fourth quarter, largely on news that its main competitor in the long-acting insulin space – Sanofi – raised its rebates. Primarily, this had a negative impact on Sanofi but it also increased pricing pressure on Novo’s long-acting insulin. Despite this, Novo expects to achieve EBIT growth of around 10% in 2015 (in constant currency). Novo Nordisk is a world leader in fast-growing diabetes care. The company has a full range of insulin products (short-acting, long-acting, and pre-mix), and a leading GLP-1 agonist (called Victoza), which works by stimulating production. The company has excellent management, which is shareholder-oriented, and has helped create significant shareholder value over many years.

•
Barratt Development’s stock is up over 4x over the last 3 years, and while we have trimmed back some of our exposure to take some gains, the company continues to admirably deliver on its simple and straightforward recovery and growth plan. The stock’s material recovery over the last couple of years as well as its ongoing strong performance, we believe, indicates more about just how undervalued the stock was when we first were buying it and not just the ongoing value creation that they are now executing on. As a result, we believeBarratt still warrants investment at this time in the fund. It is worth a reminder of the strong structural foundation on which Barratt sits, pardon the pun! The United Kingdom continues to be a fundamentally supply constrained housing market, given the physical shortage of available land as well as the traditionally strict planning commission processes. In fact, even during the 2008 Financial crisis, the housing market was still undersupplied despite the collapse in homes prices and the home builder’s like Barratt’s stocks. We believe that the UK is one of the rare exceptions globally where homebuilders can be described as High Quality Growth investments. It is a highly consolidated industry amongst 4-5 main players nationally, and when they all act rationally with a keen focus on return on capital and measured growth, investing in the space can provide lucrative returns. Fortunately, or rather unfortunately at the time it happened, the Financial Crisis provided a clarity in thinking and a razor’s focus on execution to the operators like Barratt. Ever since then, Barratt has been on the right track under the guidance of its CEO Mark Clare and while it is no longer as deeply undervalued as it once was, we continue to have confidence in the company.

Stocks that Hurt Absolute Performance

•
Core Laboratories’ price declined due to the sharp fall in the price of oil, which has weighed on all companies in the sector. There is a real risk that investment gets delayed. The reason we continue to hold Core Labs in this environment is that it is unique in the oil services field. The company focuses on niches within oil services, where it can be a leader and where returns are extremely high. The company focuses on helping customers extract the most amount of oil from their fields, and where the returns on investment for customers make it that, even in downturns, there should still be demand for Core’s products, albeit at a lower level. The company has best in class ROIC (return on invested capital), as its capex is client led, meaning the company invests only in response to customer needs. We believe Core Laboratories can continue to post best-in-class returns and will reward shareholders over time despite the current environment for oil.

•
We decided to sell Rolls Royce due to a loss of confidence in management’s ability to execute in the civil aerospace business. Rolls Royce has a predictable business model and it receives a predictable earnings stream from long-term maintenance contracts. However, management missed guidance twice this year and backtracked on its promise to provide mid-term guidance for the market in October. We are concerned that Rolls Royce may be facing operational challenges that are deeper than we initially assessed and that the risk to a further earnings downgrade is still high.

Market News & Outlook
In 2014, the US posted solid returns, and Europe and emerging markets declined. While the US stock market fell sharply in October and again in December, its quick rebound in both months signified its underlying economic strength as it enters 2015 with strong momentum. The US Federal Reserve is likely to raise rates in 2015 as the economy moves into a more mature stage of recovery. In Europe, however, weak growth and the continued threat of deflation suggest that monetary policy is headed in the opposite direction. Europe continued to struggle as disappointing economic data was released and the European Central Bank lowered its growth forecasts for the Eurozone economy. Falling commodity prices and a strengthening US dollar have driven emerging markets to negative territory. Low energy prices and economic contraction continue to fuel concerns about a full-blown financial crisis in Russia, despite somewhat improved stability in the ruble and local markets. In Brazil, equities declined sharply as investors faced a number of developments, including the re-election of President Dilma Rousseff, soft commodity prices, elevated inflation pressures, a weak currency, and the escalating Petrobras scandal.

Volatility is likely to increase across both developed and emerging markets in 2015. As the investment environment becomes more challenging, careful stock selection is critical. We focus on identifying companies with characteristics that can provide resilience to macro shocks, such as robust cash flow, a consumer focus and a strong competitive position. As bottom-up, fundamental investors, we look to benefit from the long-term compounding of earnings growth of our investment companies.

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

Vontobel Asset Management

Important Disclosure Statements
 The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-527-9525. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2014 and are subject to change at any time.

The opinions presented in this document are those of the portfolio manager as of the date of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of developed markets in Europe.

	Class A Shares

	Total Return	Average Annual Return

	One Year	Five Years	Ten Years
	Ended	Ended	Ended	Since Inception
	12/31/2014	12/31/2014	12/31/2014	2/15/1996 to 12/31/2014

European Equity Fund:
without load	(5.52%)	0.12%	5.11%	6.58%
with load	(10.95%)	(1.06%)	4.49%	6.26%
MSCI - Europe	4.09%	5.74%	2.74%	4.27%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of the developed markets in Europe.

Returns do not include dividends and distributions and are expressed in US$.

	Class C Shares

	Total Return	Average Annual Return

	One Year	Five Years	Ten Years
	Ended	Ended	Ended	Since Inception
	12/31/2014	12/31/2014	12/31/2014	1/9/2003 to 12/31/14

European Equity Fund	(6.26%)	(0.72%)	4.22%	10.44%
MSCI - Europe	4.09%	5.74%	2.74%	3.85%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

The MSCI Europe Index is a free-float weighted equity index designed to measure the equity market performance of the developed markets in Europe.

Returns do not include dividends and distributions and are expressed in US$.

EUROPEAN EQUITY FUND
PORTFOLIO HOLDINGS, BY SECTOR, AS PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2014 (unaudited)

15.00%
10.00%
5.00%
0.00%
Percentage of Net Assets
Aerospace
Apparel Manufacturers
Beverages
Building - Residential/Commercial
Brewery
Chemicals
Commercial Banks
Commercial Services
Consulting Services
Cosmetics and Toiletries
Dealysis Centers
Direct Marketing
E-Commerce/Services
Electric Products
Food - Confectionery
Food - Miscellaneous
Gambling
Gold Mining
Industrial Gases
Investment Companies
Medical Products
Medical - Drugs
Multi Media
Oil - Field Services
Optical Supplies
REITS - Diversified
Retail - Jewelry
Retail - Restaurants
Soap & Cleaning
Tobacco
Industry Sector

EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2014

Number
of		% of
Shares	Security Description	Net Assets	Fair Value

	COMMON STOCK	99.36%

	BELGIUM	2.20%
3,490	Anheuser-Busch Inbev Strip VVPR		$396,296

	DENMARK	5.27%
2,810	Coloplast		236,921
12,173	Novo Nordisk		514,756
4,701	Novozymes A/S Ser B		198,408

			950,085

	FRANCE	17.23%
5,158	Air Liquide Ord		641,799
20,081	Bureau Veritas SA		444,823
4,849	Essilor International		543,691
832	Hermes Inteernational SA		296,732
2,179	L’oreal Ord		367,216
2,267	LeGrand SA		119,427
2,273	Pernod Ricard Ord		253,704
922	Unibail-Rodamco SE*		237,420
5,932	Zodiac Aerospace		200,297

			3,105,109

	GERMANY	5.26%
1,691	Bayer AG-REG		231,172
4,185	Fresenius Medical Care AG & Co.		313,147
2,428	Heidelbergcement AG		172,748
5,244	Wirecard AG		231,278

			948,345

	GREAT BRITAIN	26.63%
41,136	Barratt Developments		301,805
24,379	British American Tobacco		1,329,131
18,612	Diageo PLC		535,916
22,110	Dominos Pizza Group Plc		241,946
14,313	Persimmon		351,821
1,860	Rangold Resources LTD		126,903
1,801	Rangold Resources LTD ADR		121,405
11,677	Reckitt Benckiser Group		947,661
11,576	Sabmiller PLC		606,053
42,087	William Hill PLC		237,651

			4,800,292

EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Number
of		% of
Shares	Security Description	Net Assets	Fair Value

	IRELAND	2.22%
4,795	Paddy Power PLC		$399,746

	NETHERLANDS	5.43%
2,075	Core Laboratories NV		249,706
18,456	Unilever NV Certificates		728,788

			978,494

	RUSSIA	0.00%
1	Joint Stock Company Open GDR*		-

	SOUTH AFRICA	1.45%
1,995	Naspers LTD-N SHS		261,759

	SPAIN	2.37%
10,668	Grifols SA		427,452

	SWEDEN	1.04%
3,987	Svenska Handelsbanken-A		186,733

	SWITZERLAND	23.33%
45	Chocoladefabriken Lindt & Sprungli AG		223,302
8,665	CIE Financiere Richemon		774,174
3,718	DKSH Holding Ltd		284,302
582	Geberit AG REG		198,158
12,521	Nestle SA Cham ET Vevey		919,013
10,632	Reinet Investments SCA		227,604
3,543	Roche Holding AG-GENUSSC		962,125
192	SGS SA Reg D		395,050
75	Sika AG-BR		221,551

			4,205,279

	UNITED STATES	6.92%
9,637	Philip Morris International		784,934
405	Priceline Group Inc.*		461,785

			1,246,719

EUROPEAN EQUITY FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2014

Number
of		% of
Shares	Security Description	Net Assets	Fair Value

	NET INVESTMENTS :
	(Cost: $17,418,823)	99.35%	$17,906,309
	Other assets, net of liabilities	0.65%	116,380

	NET ASSETS	100.00%	$18,022,689

*Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the first year preceeding the date of the Fund’s related statement of assets and liabilities

ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.

See Notes to Financial Statements

EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

ASSETS
Investments at fair value (identified cost of $17,418,823) (Note 1)	$17,906,309
Foreign currency at fair value (cost of $2)	2
Receivable for securities sold	30,933
Dividends receivable	9,829
Tax reclaim receivable at fair value (cost of $52,116)	46,824
Prepaid expenses	94,118

TOTAL ASSETS	18,088,015

LIABILITIES
Liabilities in excess of bank balance	5,039
Payable for securities purchased	11,615
Accrued investment management fees	1,477
Accrued 12b-1 fees	25,383
Accrued administration and transfer agent fees	4,051
Accrued custodian and accounting fees	17,761

TOTAL LIABILITIES	65,326

NET ASSETS	$18,022,689

Net Assets Consist of :
Paid-in-capital applicable to 775,378 no par value shares of beneficial
interest outstanding; unlimited shares authorized	$23,982,071
Accumulated net investment income (loss)	(676)
Accumulated net realized gain (loss) on investments and foreign currency
transactions	(6,440,908)
Net unrealized appreciation (depreciation) of investments and foreign currency	482,202

Net Assets	$18,022,689

NET ASSET VALUE PER SHARE
Class A
($17,572,418 / 754,341 shares outstanding)	$23.30

MAXIMUM OFFERING PRICE PER SHARE ($23.30 X 100/94.25)	$24.72

Class C
($450,271/ 21,037 shares outstanding; )	$21.40

See Notes to Financial Statements

EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2014

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $43,136)	$460,523
Interest	63

Total investment income	460,586

EXPENSES
Investment management fees (Note 2)	268,811
Rule 12b-1 and servicing fees (Note 2)
Class A	51,829
Class C	7,731
Recordkeeping and administrative services (Note 2)	41,695
Accounting fees	49,357
Custody fees	58,804
Transfer agent fees (Note 2)	68,050
Professional fees	79,178
Filing and registration fees (Note 2)	28,323
Directors fees	9,848
Compliance fees	4,583
Shareholder services and reports (Note 2)	61,755
Other	24,781

Total expenses	754,745
Management fee waivers (Note 2)	(157,563)

Net expenses	597,182

Net investment income (loss)	(136,596)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCIES AND RELATED TRANSACTIONS
Net realized gain (loss) on investments	1,307,309
Net realized gain (loss) on foreign currency transactions	(12,522)
Net increase (decrease) in unrealized appreciation (depreciation) of
investments	(2,263,647)
Net increase (decrease) in unrealized appreciation (depreciation) of
foreign currencies	(3,138)

Net realized gain (loss) on investments and foreign
currencies and related transactions	(971,998)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,108,594)

See Notes to Financial Statements

EUROPEAN EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31, 2014	December 31, 2013

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$(136,596)	$(123,237)
Net realized gain (loss) on investments and foreign currency
transactions	1,294,787	3,157,715
Net increase (decrease) in unrealized appreciation
(depreciation) of investments and foreign currencies	(2,266,785)	(111,178)

Increase (decrease) in net assets from operations	(1,108,594)	2,923,300

CAPITAL STOCK TRANSACTIONS (See Note 5)
Shares sold
Class A	224,777	4,340,975
Class C	1,500	81,512
Shares redeemed
Class A	(4,661,686)	(9,604,348)
Class C	(431,020)	(117,739)

Increase (decrease) in net assets from capital stock
transactions	(4,866,429)	(5,299,600)

NET ASSETS
Increase (decrease) during year	(5,975,023)	(2,376,300)
Beginning of year	23,997,712	26,374,012

End of year (including accumulated net investment income
(loss) of $(676) and $ - , respectively)	$18,022,689	$23,997,712

See Notes to Financial Statements

EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Class A Shares(1)

	Years ended December 31,

	2014	2013		2012		2011	2010

Net asset value, beginning of year	$24.66	$22.07		$19.54		$27.05	$23.16

Investment activities
Net investment income (loss)	(0.15)	(0.11)		(0.06)		(0.33)	(0.40)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	(1.21)	2.70		2.59		(7.18)	4.29

Total from investment activities	(1.36)	2.59		2.53		(7.51)	3.89

Net asset value, end of year	$23.30	$24.66		$22.07		$19.54	$27.05

Total Return	(5.52% )	11.74%		12.95%		(27.76% )	16.80%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	3.48%	2.96%		2.91%		2.75%	2.84%
Expenses, net of waiver	2.75%	2.75%		2.75%		2.75%	2.84%
Net investment income (loss)	(0.61% )	(0.45%	)	(0.28%	)	(1.28% )	(1.64%	)
Portfolio turnover rate	40.57%	61.21%		141.77%		56.93%	73.42%
Net assets, end of year (000’s)	$17,572	$23,076		$25,509		$28,650	$44,656

(1) Per share amounts calculated using the average share method.

See Notes to Financial Statements

EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Class C Shares(1)

	Years ended December 31,

	2014	2013		2012		2011	2010

Net asset value, beginning of year	$22.83	$20.59		$18.37		$25.63	$22.19

Investment activities
Net investment income (loss)	(0.29)	(0.26)		(0.20)		(0.49)	(0.55)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	(1.14)	2.50		2.42		(6.77)	3.99

Total from investment activities	(1.43)	2.24		2.22		(7.26)	3.44

Net asset value, end of year	$21.40	$22.83		$20.59		$18.37	$25.63

Total Return	(6.26% )	10.88%		12.09%		(28.33% )	15.50%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	4.34%	3.71%		3.66%		3.50%	3.59%
Expenses, net of waiver	3.50%	3.50%		3.50%		3.50%	3.59%
Net investment income (loss)	(1.29% )	(1.20%	)	(1.03%	)	(2.03% )	(2.39%	)
Portfolio turnover rate	40.57%	61.21%		141.77%		56.93%	73.42%
Net assets, end of year (000’s)	$450	$922		$865		$1,049	$1,658

(1) Per share amounts calculated using the average share method.

See Notes to Financial Statements

EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The European Equity Fund (the “Fund”), previously the Eastern European Equity Fund, is a series of the World Funds Trust (the “Trust”) which was organized as a Delaware statutory trust and is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of The World Funds, Inc. (“TWF”). On August 15, 2014, the Fund was reorganized from TWF into the Trust. The Fund maintains its financial statements, information and performance history.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

The Fund’s securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Trustees. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Trustees of the Fund. Depositary Receipts (“ADR” and “GDR”) will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. ADRs and GDRs for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Trustees believes reflects fair value.

EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014 (continued)

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. The Fund may use fair value pricing more often due to the Fund’s global focus.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not be the values that the fund ultimately realizes from the disposal of such securities and may vary significantly from the fair values presented.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014 (continued)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks
Belgium	$396,296	$-	$-	$396,296
Denmark	-	950,085	-	950,085
France	3,105,109	-	-	3,105,109
Germany	-	948,345	-	948,345
Great Britain	4,800,292	-	-	4,800,292
Ireland	399,746	-	-	399,746
Netherlands	978,494	-	-	978,494
Russia	-	-	-	-
South Africa	261,759	-	-	261,759
Spain	427,452	-	-	427,452
Sweden	-	186,733	-	186,733
Switzerland	-	4,205,279	-	4,205,279
United States	1,246,719	-	-	1,246,719

Total Common Stocks	$11,615,867	$6,290,442	$-	$17,906,309

Refer to the Fund’s Schedule of Investments for a listing of the securities by type and country.

The following is a reconciliation for assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities
Balance as of 12/31/13	$4,608
Change in Level 3 unrealized appreciation/depreciation	(1,253)
Sales proceeds	(3,355)

Balance as of 12/31/14	$0

EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014 (continued)

The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

During the year ended December 31, 2014, there were no transfers between Level 1 and Level 2.

Security Transactions and Dividends

Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has analyzed the Fund’s tax positions for each of the open tax years (2011 to 2013) and expected to be taken in the 2014 tax return, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change.

EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014 (continued)

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended December 31, 2014, such reclassifications decreased paid-in capital by $148,442, increased accumulated net investment loss by $135,920 and increased accumulated net realized gain (loss) by $12,522.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains or losses, are allocated to each class based upon its relative net assets on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund “supermarkets”. The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC (“CCM”) provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on

EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014 (continued)

average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. (“VAM”). CCM analyzes economic and market trends, periodically assesses the Fund’s investment policies and recommends changes regarding the policies to the Board where appropriate. CCM evaluates the performance of VAM in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, VAM is responsible for the day-to-day decision making with respect to the Fund’s investment program. VAM, with CCM’s oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.55%on the first $50 million in average daily net assets and 0.50% on average daily net assets in excess of $50 million of the investment advisory fees received by CCM. VAM’s fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund. For the year ended December 31, 2014, CCM earned $268,811 and waived $157,563 in advisory fees.

CCM contractually agreed to waive or limit its fees and to assume other operating expenses until August 31, 2015 so that the ratio of total annual operating expenses for the Fund’s Class A Shares was limited to 2.75% and that the ratio of total annual operating expenses for the Fund’s Class C Shares was limited to 3.50%. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above. The total amount of recoverable reimbursements as of December 31, 2014 was $256,622 and expires as follows:

2015	$44,957
2016	54,102
2017	157,563

$256,622

First Dominion Capital Corp. (“FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund’s shares, FDCC receives a maximum deferred sales charge (“DSC”) of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a DSC will receive a lower redemption value per share. For the year ended

EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014 (continued)

December 31, 2014, FDCC received $873 in underwriting fees and commissions and $230 in DSC fees relating to the distribution and redemption of certain Fund shares.

The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares. For the year ended December 31, 2014, there were $51,829 in Class A 12b-1 expenses incurred.

The Fund has adopted a Distribution Plan (the “Plan”) for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. For the year ended December 31, 2014, there were $7,731 in Class C 12b-1 and service fees incurred.

Commonwealth Shareholder Services, Inc. (“CSS”), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the average daily net assets of the Fund. For the year ended December 31, 2014, CSS earned $41,695 for its services.

Commonwealth Fund Services, Inc. (“CFSI”) provides transfer and dividend disbursing agent services to the Fund. For the year ended December 31, 2014, CFSI earned $68,050 for its services.

Certain officers and/or an interested trustee of the Fund are also officers and/or directors of FDCC, CSS and CFSI. The Law Offices of John H. Lively and Associates, Inc., a member of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of the Law Offices of John H. Lively and Associates, Inc., and Cynthia D. Baughman, Assistant Secretary of the trust, is counsel with The Law Offices of John H. Lively and Associates, Inc. Mr. Lively and Ms. Baughman receive no special compensation from the Trust or the Fund for serving as an officer of the Trust.

EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014 (continued)

NOTE 3 - INVESTMENTS

Purchases and sales of securities other than short-term notes aggregated $8,668,575 and $13,567,183 respectively, for the year ended December 31, 2014.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. No distributions were paid during the year ended December 31, 2014 or the year ended December 31, 2013.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Year ended December 31, 2014
Other accumulated gain (loss)	(6,441,584)
Net unrealized appreciation/depreciation of investments and foreign currency	482,202

Total	$ (5,959,382)

As of December 31, 2014, the Fund has a capital loss carryforward of $6,440,908 available to offset future capital gains, if any. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders. $777,569 may be carried forward indefinitely and retains the character of short-term capital gain. The remaining $5,663,339 will expire as follows:

2016	$4,800,648
2017	862,691

$5,663,339

For tax purposes, the Fund had a current year post October loss of $676. This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, January 1, 2015.

EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014 (continued)

As of December 31, 2014, cost for federal income tax purpose is $17,418,823 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,759,900
Gross unrealized depreciation	(1,272,414)

Net unrealized appreciation	$487,486

NOTE 5 - CAPITAL STOCK TRANSACTIONS

Capital stock transactions for each class of shares were:

	Class A Shares Year ended December 31, 2014		Class C Shares Year ended December 31, 2014

	Shares	Value	Shares	Value

Shares sold	9,445	$224,777	65	$1,500
Shares reinvested	-	-	-	-
Shares redeemed	(190,798)	(4,661,686)	(19,402)	(431,020)

Net increase (decrease)	(181,353)	$(4,436,909)	(19,337)	$(429,520)

	Class A Shares Year ended December 31, 2013		Class C Shares Year ended December 31, 2013
	Shares	Value	Shares	Value

Shares sold	182,480	$4,340,975	3,678	$81,512
Shares reinvested	-	-	-	-
Shares redeemed	(402,542)	(9,604,348)	(5,320)	(117,739)

Net increase (decrease)	(220,062)	$(5,263,373)	(1,642)	$(36,227)

EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2014 (continued)

NOTE 6 - SPECIAL MEETING OF SHAREHOLDERS (unaudited)

On August 12, 2014, a special meeting of the shareholders of the Fund was held for the purpose of considering the approval of a reorganization of the fund into a corresponding newly created series of another investment company, the World Funds Trust. The reorganization was approved by the shareholders of the Fund and the closing of the reorganization took place on August 15, 2014 based on the following results:

Total outstanding Shares:	896,710
Total Shares Voted:	448,627
Voted For:	348,088
Voted Against:	27,389
Abstained:	73,150

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the balance sheet through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The World Funds Trust
and the Shareholders of European Equity Fund
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the European Equity Fund, a series of The World Funds Trust, including the schedule of investments as of December 31, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the European Equity Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 2, 2015

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and birth years of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment advisor and the principal underwriter, and officers of the Trust, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Name, Address and Age	Positions(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Interested Trustees
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 69	Trustee	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Trust’s Administrator; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust’s Transfer and Disbursing Agent; President and Director of Commonwealth Fund Accounting, Inc. (“CFA”), which provides bookkeeping services to the Trust; Chairman, Trustee and President of World Insurance Trust, a registered	13	The World Funds, Inc.; American Growth Fund, Inc.

investment company, from May, 2002 to December 2009; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997. Mr. Pasco is a certified public accountant.

Mr. Pasco is an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in CSS, CFSI, CFA and FDCC.

Name, Address and Age	Positions(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Non-Interested Trustees
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 59	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since June 2013; Virginia Commonwealth University, Professor of Education from 1989 to 2013.	13	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 56	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008; Accountant, Wildes, Stevens & Brackens & Co., accounting firm, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., accounting firm, from 1997 to 2007.	13	None

Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 78	Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) 2003 to 2008.	13	Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Vertical Capital Investors Trust for the two series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 23 series of that trust; (all registered investment companies).
Officers who are not Trustees
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 50	Treasurer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Companies, since 2003.	N/A	N/A
David Bogaert 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 51	Vice President	Indefinite, Since November 2013	Managing Director of Business Development, Commonwealth Companies, October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A

John H. Lively 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 46	Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010.	N/A	N/A
Cynthia D. Baughman 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 46	Assistant Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).	N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 46	Chief Compliance Officer	Indefinite, Since August 2013.	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

SUPPLEMENTAL INFORMATION (unaudited)
EUROPEAN EQUITY FUND

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY AND SUB-ADVISORY CONTRACT RENEWAL

At a meeting held on May 16, 2014, the Board of Trustees (the “Board”) considered the initial approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Commonwealth Capital Management, LLC (“CCM” or “Adviser”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between CCM and Vontobel Asset Management, Inc. (“Vontobel” or “Sub-Adviser”) in regard to the European Equity Fund (the “Fund”).

Counsel reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement and Sub-Advisory. A copy of this memorandum was circulated to the Trustees in advance of the meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the Advisory Agreement and Sub-Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser and Sub-Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s and Sub-Adviser’s practices regarding possible conflicts of interest.

SUPPLEMENTAL INFORMATION (unaudited)
EUROPEAN EQUITY FUND (continued)

The Board then reviewed and discussed the approval of the Advisory Agreement and Sub-Advisory Agreement, as well as the amendments to the various proposed service agreements between the Trust and the service providers. Counsel noted that the 1940 Act requires the approval of the investment advisory and distribution agreements between the Trust and its service providers by a majority of the Independent Trustees.

The Board discussed the arrangements between CCM and the Trust with respect to the Fund. The Board reflected on its discussions regarding the Advisory Agreement and Sub-Advisory Agreement, the expense limitation agreement and the manner in which the Fund was to be managed. Counsel referred the Board to the Board Materials, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the approval of the proposed Advisory Agreement and Sub-Advisory Agreement, a letter from Counsel to each of CCM and Vontobel and their respective responses to the letters, a copy of CCM’s and Vontobel’s financial information, a fee and performance comparison analysis for the Fund and comparable mutual funds, and the Advisory Agreement, Sub-Advisory Agreement and Expense Limitation Agreement. Counsel reviewed with the Board the memorandum from Counsel and the proposed Advisory Agreement, Sub-Advisory Agreement and Expense Limitation Agreement. Counsel outlined the various factors the Board should consider in deciding whether to approve the Advisory Agreement and Sub-Advisory Agreement.

In deciding whether to approve the agreement, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services to be provided by CCM and Vontobel.

In this regard, the Board considered the responsibilities CCM would have under the Advisory Agreement and Vontobel would have under the Sub-Advisory Agreement. The Board reviewed the services to be provided by CCM to the Fund, without limitation: CCM’s oversight of the sub-adviser to the Fund to ensure procedures for formulating investment recommendations and compliance with the Fund’s investment objectives and limitations are carried out; its coordination of services for the Fund among the Fund’s service providers, and the anticipated efforts to promote the Fund, grow its assets, and assist in the distribution of the Fund’s shares. The Board also reviewed the services to be provided by Vontobel including its procedures for formulating investment recommendations and compliance with the Fund’s investment objectives and limitations. The Board also considered the services provided by CCM and Vontobel to the predecessor fund. The Board considered: CCM’s and Vontobel’s staffing, personnel, and methods of operating; the education and experience of CCM’s and Vontobel’s personnel; and CCM’s and Vontobel’s compliance programs, policies, and procedures. After reviewing the foregoing and further information from CCM, the Board concluded

SUPPLEMENTAL INFORMATION (unaudited)
EUROPEAN EQUITY FUND (continued)

that the quality, extent, and nature of the services to be provided by CCM and Vontobel were satisfactory and adequate for the Fund.

Investment Performance of the Fund, CCM and Vontobel.

The Board noted that the Fund had not commenced operations and no investment performance information was available. The Trustees considered the performance of the predecessor fund to the Fund. They compared the performance of the predecessor fund for various periods during the Fund’s existence with the performance of the Fund’s benchmark, other similar accounts managed by Vontobel and peer group averages. It was noted that the predecessor Fund underperformed its benchmark – the MSCI Europe Index – for the short term but outperformed it for the since inception period. It was also noted that the predecessor fund’s performance was generally comparable to the separate accounts managed by Vontobel with similar strategies as the predecessor fund for certain periods provided. The Trustees also noted that the predecessor fund was competitive as versus its peers in the most recent quarter ended March 31, 2014, but lagged its peers for the longer-term performance. Although the Board posed a number of questions about the lagging long term performance relative to the peer group and expressed the view that it would be important to continue to monitor the performance closely, the Board concluded that the performance at this time was satisfactory.

The costs of services to be provided and profits to be realized by CCM and Vontobel from the relationship with the Fund.

In considering the costs of the services to be provided and profits to be realized by CCM and Vontobel and their affiliates from the relationship with the Fund, the Trustees considered CCM and Vontobel’s staffing, personnel and methods of operating; the financial condition of CCM and Vontobel and the level of commitment to the Fund by CCM and its principals; the expected asset levels of the Fund; and the projected overall expenses of the Fund. The Trustees considered financial statements of CCM and Vontobel. The Trustees noted that Vontobel was profitable in regard to the predecessor to the Fund and CCM was profitable in regard to the predecessor fund for the calendar year ended 2013 but not for the quarter ended March 31, 2014. The Trustees considered the fees and expenses of the Fund and those of the predecessor fund to the Fund (including the management fee) relative to other funds in its peer category. It was noted that the management fee and expense ratio of the predecessor fund were among the highest in its category. The Trustees noted that the asset levels of the predecessor fund were smaller than many of those in its category. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the CCM, who in turn pays Vontobel, were fair and

SUPPLEMENTAL INFORMATION (unaudited)
EUROPEAN EQUITY FUND (continued)

reasonable although they indicated that it would be important to monitor the growth (and potential for growth) of the Fund and how that affects the expenses of the Fund.

The extent to which economies of scale would be realized as the Fund grows and whether advisory and sub-advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Fund’s arrangements with CCM and Vontobel. The Trustees determined that while the advisory fees would stay the same as asset levels increased, the shareholders of the Fund would benefit from the expense limitation arrangement in place for the Fund. The Trustees also noted that the Fund would benefit from economies of scale under its agreements with some of its service providers other than CCM and Vontobel. The Trustees also considered Vontobel’s fees for separate accounts that are managed in a manner similar to the Fund and noted that while these fees were lower than those for the Fund, based on their business judgment the differences were acceptable. Following further discussion of the Fund’s asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided potential savings or protection for the benefit of the Fund’s investors.

Possible conflicts of interest and benefits derived by CCM and Vontobel.

In considering CCM’s practices regarding conflicts of interest it was noted that the Fund is the only client of CCM. The Trustees noted that Mr. Pasco was the principal equity owner of CCM, as well as the owner of the Commonwealth Companies and an interested Trustee of the Trust – the Trustees discussed this relationship and any potential conflicts arising from this relationship to be appropriately disclosed and acceptable under the circumstances. In considering Vontobel’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as experience and ability of the advisory and compliance personnel assigned to the Fund; the basis for soft dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or Vontobel’s other accounts; and the substance and administration of the CCM’s and Vontobel’s codes of ethics. Based on the foregoing, the Board determined that CCM’s and Vontobel’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. It was noted that Vontobel noted no specific benefits other than management fee to sub-advising the Fund.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board

SUPPLEMENTAL INFORMATION (unaudited)
EUROPEAN EQUITY FUND (continued)

determined that the compensation payable under the Advisory Agreement and Sub-Advisory Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement and Sub-Advisory Agreement for an initial two-year term.

EUROPEAN EQUITY FUND
FUND EXPENSES (unaudited)
Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or deferred sales charges or redemption fees on certain redemptions made within 360 days of purchase of Class A shares and 2 years of purchase of Class C shares and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2014 and held for the six months ended December 31, 2014.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CLASS A	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 through December 31, 2014
Actual	$1,000	$912.29	$13.26
Hypothetical (5% return before expenses)	$1,000	$1,011.25	$13.94

CLASS C	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 through December 31, 2014
Actual	$1,000	$909.13	$16.84
Hypothetical (5% return before expenses)	$1,000	$1,007.50	$17.71

* - Expenses are equal to the Fund’s annualized expense ratio of 2.75% for Class A and 3.50% for Class C, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

Investment Adviser:
Commonwealth Capital Management, LLC
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Investment Sub-Adviser:
Vontobel Asset Management, Inc.
1540 Broadway, 38th Floor
New York, New York 10036

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent:
For account information, wire purchase or redemptions, call or write to European
Equity Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of World Funds Trust, investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 673-0550 Toll Free. Fund information is also available online at theworldfundstrust.com.

ITEM 2.                  CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,750 for 2014 and $17,500 for 2013.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 for 2014 and $3,000 for 2013.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2014 and $0 for 2013.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the European Equity Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	NA

(c)	0%

(d)	NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2013.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10.                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                  CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                  EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: March 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: March 10, 2015

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Chief Financial Officer
(principal financial officer)

Date: March 10, 2015

* Print the name and title of each signing officer under his or her signature.